UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       (Date of Report: February 16, 2004
                                        -----------------

                              NETWORK CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER: 000-32155



          Minnesota                      000-32155                41-0829057
         -----------                    -----------              ------------
(State or other jurisdiction        (Commission File No.)       (IRS Employer
      of incorporation)                                      Identification No.)

                     406 Meadowood Lane, Burnsville, MN 55337
                    -----------------------------------------
                    (Address of Principal Executive Offices)

                                 (952) 920-2130
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 16, 2004, the Company's Board of Directors approved the retention of the accounting firm of S.W. Hatfield, CPA of Dallas, Texas as its independent auditors for the fiscal year ended March 31, 2002 and all succeeding periods. During the Company's two most recent fiscal years ended March 31, 2001, and the subsequent interim periods through the date of this Report, the Company did not consult with S.W. Hatfield, CPA regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        None




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                           NETWORK CAPITAL, INC.


Date: February 25, 2004                                     By /s/ Bruce Cairney
      -----------------                                        -----------------
                                                                   Bruce Cairney
                                                            President, Secretary
                                                                    and Director